Exhibit 99.1 NeoGenomics Investor Presentation May 2018

This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the  “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation  of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such  offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any  such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of  the information you may desire. Statements contained herein are made as of the date of this presentation  unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances  create an implication that the information contained herein is correct as of any time after such date or that  information will be updated or revised to reflect information that subsequently becomes available or changes  occurring after the date hereof.  This presentation contains “forward‐looking statements” within the meaning of the Private Securities Litigation  Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as,  but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,”  “should” and “could,” and similar expressions or words, identify forward‐looking statements. Although the  Company believes the expectations reflected in such forward‐looking statements are based upon reasonable  assumptions, there can be no assurance that its expectations will be realized. Actual results could differ  materially from those projected in the Company’s forward‐looking statements due to numerous known and  unknown risks and uncertainties. All forward‐looking statements speak only as of the date of this presentation  and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise  or update this presentation to reflect events or circumstances after the date hereof. 2

Investment Highlights  A leading pure‐play oncology testing company  Significant Market Growth Tailwinds  Extensive molecular/oncology test menu  A leader in immuno‐oncology testing  Market share gains driven by Customer Satisfaction  Rapidly growing Pharma Services business   Track record of profitable growth and cash flow 3

Company Overview • A leading provider of somatic cancer testing • Large, comprehensive, multi‐modality test menu  with more than 600 unique assays • A leader in all core disciplines: IHC, FISH, Flow  Cytometry, Cytogenetics and Molecular   • Serving hospitals/cancer centers, pathologists and  oncologists through the US • Rapidly growing Pharma Services business 4

Tailwind: Demographics  Aging Population Incidence of Cancer by Age 120.0 25.4% 24.1% 100.0 80.0 19.6% 60.0 14.1% 40.0 7.8% U.S. population in millions millions in population U.S. 5.2% 20.0 2.7% 1.0% 0.0 < 20 20-34 35-44 45-54 55-64 65-74 74-84 > 84 Age 60-64 Age 65-74 Age 75-84 Age 85+ Source: United States Census Bureau Source: National Cancer Institute 5

Tailwind: Proliferation of Therapeutic Options Number of Treatment Options for Selected Tumors 2016 vs. 2006 CLL 4 3 1 Prostate 1 912 2016 Lung 1 4 3 8 3 Breast 414 9 1 CLL 2 2 Prostate 6 1 2006 Lung 2 7 Breast 1 4 7 Her 2 CDK EGFR Anti‐CD Hormonals Others ALK Chemotherapy Immonotherapy BRAF OtherSmall Molecules Source: Drugs@FDA 2017; Quintiles IMS Institute 6

Tailwind: Increasingly Complex Rx Paradigm  7

Tailwind: Burgeoning Oncology Pipeline 160 140 120 100 80 60 40 20 Source: Analyst reports; Cowen Group; EvaluatePharma® 2015 8

Our Competitive Advantage • Comprehensive, multi‐modality “one‐stop‐shop” • Large and advanced somatic cancer test menu  • National footprint and extensive payer contracts • Outstanding client service and partnership models  • Leader in test development       immuno‐oncology • Synergistic Pharma and Clinical businesses 9

Multi-modality One-stop-shop

Complementary and Comprehensive

Anatomic Pathology

- Consultation Pathology
- Immunohistochemistry
- Digital Imaging
- Automated quantitative IHC
- MultiOmyx

Flow Cytometry

- State-of-Art technology
- 8-16 Color Flow
- MRD detection
- Becton Dickinson & Beckman Coulter

Cytogenetics

- Extensive automation for High Quality/Low Cost
- 4-6 day TAT

FISH

- Robust Library of Validated Probes
- Tech-Only Service with Automation

Molecular

- Sanger Sequencing
- Next-Gen Sequencing
- Whole Exome Sequencing
- Targeted Sequencing
- Real-time qPCR
- Liquid Biopsy
- Nanostring/Gene Ex

NEO GENOMICS

10

Large and Advanced Offering

2013

40 new Molecular tests, include:

- Add'l NeoTYPE® Panels
- Next Generation Sequencing (48 genes)
- ROS1 FISH
- NeoSITE® Melanoma FISH
- Plasma/Urine-based Prostate Test (Patent App)
- SVM-based Cytogenetics Analysis System
- SVM-based Automated FISH Analysis System v2
- Began development of NeoLAB (Liquid Alternative to Biopsy) Prostate Cx test

2014

60 new/revised tests, include:

- 24 new NeoTYPE Next Generation Sequencing Profiles
- 26 new IHC/ISH tests
- Additional NeoLAB Prostate clinical studies
- AML Extended FISH Panel
- AML Favorable-Risk FISH Panel
- MDS Extended FISH Panel
- Plasma Cell Myeloma Risk Stratification FISH Panel
- RET FISH
- MET FISH
- ALL Adult & Pediatric FISH Panels
- HER2 Breast Equivocal FISH Panel
- BRAF Translocation FISH
- Chromosome 1 POC Ploidy
- Launched robotic FISH-Cyto processing platform

2015

70 new/revised tests, include:

NeoLAB™ Liquid Biopsies

- MDS/CMML Profile
- AML Profile
- FLT3 Mutation Analysis
- NPM1 Mutation Analysis
- PML-RARA Translocation
- RUNX1-RNX1T1Transloc
- INV16 Translocation
- c-kit Mutation Analysis
- IDH1 Mutation Analysis
- IDH2 Mutation Analysis
- NRAS Mutation Analysis
- KRAS Mutation Analysis
- BTK Inhibitor Resistance
- Solid Tumor Monitoring

Germline MolDx Testing

- BRCA1 & BRCA2
- Lynch Syndrome (colon)
- 73 Gene Comprehensive Predisposition Panel

Other

- ALK, ROS1, RET Fusion
- Sarcoma gene Fusion
- NeoSITE Cervical FISH
- Expanded IHC Menu
- Smart Flow Cytometry

2016

50 new/revised tests, include:

- Comprehensive PD-L1 Testing (three FDA-cleared and one LDT)
- 1,385 genes RNA-Based Pan Cancer NGS Fusion, Mutation and Expression Profiling
- Smart Flow Cytometry data analysis platform
- Pediatric Hereditary Susceptibility
- Hereditary DNA Panel (prostate)
- Inherited Bone Marrow Failure
- MET Exon 14 Deletion Analysis
- NRAS Exon 4 Mutation Analysis
- NGS ALK, NTRK, RET, ROS1 Fusion

NeoLAB Liquid Biopsies

- NeoLAB Myeloid Disorders Profile
- EGFR T790M

NeoTYPE Multi Modality Profiles

- AITL/Peripheral T-Cell Lymphoma
- Thyroid Profile
- Brain Tumor Profile
- Melanoma Profile
- Liposarcoma Fusion Profile
- Head & Neck Tumor Profile

FISH & IHC

- FISH Testing for EWSR1, SS18, DDIT3, STAT 6, BCL2, & TCL1
- IHC Testing for CXCL13, BAP1, INI1, MUC4
- PD-L1

2017

Locations:

- Opening of first international laboratory in Rolle, Switzerland

Papers Published:

- Wild-type Blocking PCR Combined with Direct Sequencing as a Highly Sensitive Method for Detection of Low-Frequency Somatic Mutations. *J Vis Exp.* 2017 Mar.
- Prevalence and relative proportions of CLL and non-CLL monoclonal B-cell lymphocytosis phenotypes in the Middle Eastern population. *Hematol Oncol Stem Cell Ther.* 2017 Mar.
- Using high-sensitivity sequencing for the detection of mutations in BTK and PLCγ2 genes in cellular and cell-free DNA and correlation with progression in patients treated with BTK inhibitors. *Oncotarget.* 2017 Mar.
- A Multi-Center Prospective Study to Validate an Algorithm Using Urine and Plasma Biomarkers for Predicting Gleason ≥3+4 Prostate Cancer on Biopsy. *Journal of Cancer* - 2017 Aug 2017 Aug.
- Acquired RhD mosaicism identifies fibrotic transformation of thrombopoietin receptor-mutated essential thrombocythemia, *Transfusion.* 2017 Sep.
- Significant Improvement in Detecting BRAF, KRAS, and EGFR Mutations Using Next-Generation Sequencing as Compared with FDA-Cleared Kits. *Mol Diagn Ther.* 2017 Oct.

Invited Speaking Events:

- American Society of Hematology 2017 – 2 oral presentations

New Tests

Molecular

- NPM1 MRD Analysis
- Oncomine™ Dx Target Test
- Tumor Mutation Burden
- Universal Fusion/Expression Profile

NeoTYPE

- NeoTYPE GI Predictive Profile

FISH

- CDKN2A (p16) Deletion for Mesothelioma

IHC

- ATRX
- MAL
- PD-L1 22C3 FDA (KEYTRUDA®) for Gastric/GEA
- PD-L1 SP263 FDA (IMFINZI™)
- RRM1
- TOPO1

Other

- HPV RNA ISH

New Platforms:

Launch of New BD Fortessa X-20 services for Pharma Services flow cytometry

NEO GENOMICS

11

Leading Molecular Offering

Broad Menu

- 157 different tests
- More than 30 multi-gene tumor tests
- TMB, MSI, other immuno-oncology assays

Market Leading Results

- $50M clinical revenue run rate
- 30%+ volume growth



WGS, WES, RNA-SEQ, NeoAg
Targeted genomic/RNA seq. & Cancer Panels
1000's
100's
< 10
1
qPCR, Sanger, Fragment Analysis, dPCR, RT-PCR
# of Biomarkers
ABI3730; ABI3500; ViiA7; Rotorgene; Cobas; RainDance
NanoString
Illumina MiSeq
Illumina HiSeq

NEO GENOMICS

12

National Footprint Dots reflect individual customers; colors reflect sales territories 13

Innovative Client Partnership Models “Tech‐Only” Option Lab Collaboration Initiative NeoGenomics Provides technical service and bills for technical component of  testing NeoGenomics Oncology  Provides Flow  Practice  Cytometry  Performs rapid  Pathologist Technology  TAT Flow  Transfer Provides Medical interpretation and bills for professional (i.e.,  Cytometry  medical) component of testing  Performs FISH,  testing IHC, Molecular  and Cyto testing   Oncologist Receives Test Reports, Consults with Pathologist and Treats  Patient 14

Pharma Services Offering  Pharma Services Division Specialist Services Pharma Services Technologies • Bioinformatics • Proof of concept • IHC (qual and quant) • Pharma Data Services • Development & optimization • Flow cytometry • Medical/Scientific  • Assay validations • FISH & RNA‐ISH consultation • Molecular/NGS • Inter‐site precision • Regulatory consultation • NanoString • Clinical trial testing:   • Logistics • MultiOmyx Phase 1 ‐ 3 • Digital pathology • LDT & IVD assays 15

PD‐L1: a Companion Dx and Immuno‐Oncology  Success Story  Keytruda Case Study • Participated in Early  Validation Program • Selected due to IHC  expertise • Now, a leading provider  of clinical PD‐L1 testing 16

Proven Management Team Position NEO Experience Industry Experience Douglas VanOort Chairman & Chief Executive Officer 9 years 36 years Robert Shovlin President of Clinical Services Division 3 years 21 years George Cardoza President of Pharma Services Division 8 years 23 years Sharon Virag Chief Financial Officer < 1 year < 1 year Maher Albitar, M.D. Chief Medical Officer 6 years 27 years Steven Jones Executive Vice President 15 years 15 years Jennifer Balliet Chief Culture Officer 9 years 9 years Steven Ross Chief Information Officer 3 years 3 years Denise Pedulla General Counsel 2 years 21 years Vice President, Strategy, Corp. Dev. And Investor  Bill Bonello 1 year 20 years Relations Steven Brodie, Ph.D., FACMG Vice President of Operations 8 years 14 years 17

NEO’s Proven Track Record of Consistent Growth **Clinical Genetic Testing Annual Revenue Clinical Genetic Tests Performed ($, MMs) 657,394  $210 563,132  $203 $182 221,191  $79 $63 175,688  $56 135,580  $40 $32 112,434  75,576  $27 56,710  $18 44,924  $6 $10 20,998  31,868  4,082 12,838  $0.6 $2 1,152  2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Pro Forma Clarient 2015 Genetic Test… Pro Forma Clarient 2015 Clinical Genetic Tests NEO Clinical Genetic Testing Revenue NEO Clincial Genetic Tests Performed *Base NEO represents organic clinical genetic revenue and test volume growth from legacy business and excludes the impacts from Pharma Services and the PathLogic and  Clarient acquisitions (prior to 2016). **Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 18

Improvements in Cost per Test $350 $328 $325 $318 $300 $294 $275 $256 $250 $243 $225 $221 $201 $200 $179 $175 $150 2010 2011 2012 2013 2014 2015 2016 2017 Average Cost of Good Sold / Clinical Genetic Test 19

Productivity Gains Drive Margin Expansion 55% 113.4% 120% 110% 100% 90% 50% 80% 70% 60% 46.1% 50% 45.2% 40% 44.7% 45% 44.2% 43.8% 30% 20% **Gross Margin 41.2% 41.0% 10% 40.5% 0% 40% -10% -20% -30% -42.8% Cumulative Change in Avg Rev/Test & Productivity -40% 35% -50% 2010 2011 2012 2013 2014 2015 2016 2017 Gross Margin % From Clinical Genetic Testing Cum Change in Avg Rev/ Clinical Genetic Test Since 2010 Cum Change in Productivity Since 2010 * To facilitate comparison, all data is for Clinical Genetic Testing and excludes the impact from the PathLogic acquisition and Pharma  Services.  Productivity calculated as the average number of lab tests completed per month per laboratory FTE excluding couriers and  R&D personnel. 20 **Gross Margin presented net of bad debt expense to conform with ASC 606 presentation.

Pharma Services Revenue and Backlog ($, MMs)  $80.0 91% YoY  $73.1  Backlog  $70.1  Growth  $70.0  $60.0 $56.2   $50.0 $46.7   $40.0 $38.2   $30.0 $21.2   $20.0 $16.7  $15.2  $14.5  $13.7  44% YoY   $10.0 $6.7  $7.2  $7.3  $6.5  Revenue  $4.5  Growth   $‐ Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Revenue Bookings, net Backlog 2017 results have been restated to reflect the adoption of ASC 606 as if the company had adopted this standard on January 1, 2017 Reported backlog as of Q1 reflects a $4.2 million reduction to adjust for “idle projects” with no activity over the previous 12 months 21

Growth Goals • Mid‐teens organic clinical volume growth • 20%+ organic Pharma revenue growth • 25‐35% incremental Adj. EBITDA on revenue growth Driven by: − Comprehensive test menu – “One‐Stop Shop” − Innovation in test development − Demographics and medical advances − Increased efficiencies  22

Opportunities by Customer Type Pathologists & Hospitals   • Large Market with > 5,500 Hospitals in U.S., and 18,000 active Pathologists in US1 • Enable Pathologists to practice using sophisticated tools/tests and “tech‐only” services  • Unique ability to be “One‐stop shop” with comprehensive oncology test menu • Competitive pricing under contract, and agreements with hospitals & hospital GPOs Oncologists, Hematologists & Clinicians  • Disease Panels, liquid biopsies, and comprehensive molecular menus • Increasing opportunity to service larger practices with Partnership‐based tech‐only model • Contracts with key Managed Care organizations Pharma Services & Other • Contract research/clinical trial support work for Pharma clients • Opened lab in Geneva, Switzerland to handle European and Global studies • MultiOmyx platform is a unique offering gaining acceptance by Pharma firms Source: American Hospital Association and College of American Pathologists 23

Near‐term Growth Drivers • Opened a new lab in Geneva to handle European trials • Opening new lab in Houston to serve pharma and local  clinical customers • Opening a new flow cytometry lab in Atlanta, GA • Added several large new commercial payor contracts • Added several large new GPO relationships • Executing on large backlog of signed Pharma contracts 24

2018 Guidance* • Net Loss to common stockholders   ($10.9)–(6.9) MM • Revenue $260 – 272 MM • Adjusted EBITDA* $39 ‐ 43 MM • Adjusted Net Income* $14 ‐ 18 MM • Adjusted Diluted EPS* $0.15 ‐ 0.20 *  See Appendix for definitions of Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS as well as a reconciliation of GAAP Net Income to Adj. EBITDA,  Adj. Net Income and Adj. Diluted EPS. NeoGenomics believes that Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS provide a more consistent  measurement of operating performance and trends across reporting periods by excluding from income those cash and non‐cash items of expense  (income) not  directly related to ongoing operations.  Adjusted figures also assists investors in performing analysis that is consistent with financial models developed by research  analysts.  Investors should consider non‐GAAP results together with GAAP results in analyzing NeoGenomics financial performance. 2018 net income available to common stockholders calculated in accordance with GAAP will be impacted by certain non‐cash charges, including: (i) expenses related  to variable stock‐based compensation, (ii) approximately $5.7 million of expense related to the amortization of customers lists and other intangibles from the  Clarient acquisition, (iii) approximately $4.0 million of deemed preferred stock dividends, and (iv) approximately $8.1 million of the amortization of the beneficial  conversion feature related to the preferred stock issued in connection with the Clarient acquisition.  These non‐cash charges have been included in GAAP net  income (loss) available to common shareholders and GAAP net income (loss) per share; however, they have been removed from Adjusted Net Income and Adjusted  Diluted Net Income per Share.  As a result, the Company expects 2018 diluted net loss per share calculated in accordance with GAAP to be $0.27 ‐ $0.29 per share  lower than 2018 Adjusted Diluted Net Income per Share.   Guidance reflects the adoption of ASC 606 on January 1, 2018.   25

Investment Highlights  Leading pure‐play oncology testing company  Significant Market Growth Tailwinds  Extensive molecular/oncology test menu  Leader in immuno‐oncology testing  Market share gains driven by Customer Satisfaction  Rapidly growing Pharma Services business   Track record of profitable growth and cash flow 26

Appendix 27

Balance Sheet, March 31 2018 (unaudited, in thousands) December 31, 2017 ASSETS March 31, 2018 (Restated) Cash and cash equivalents $ 15,173 $ 12,821 Accounts receivable 58,129 60,427 Inventory 7,515 7,474 Other current assets 6,954 5,153 Total current assets 87,771 85,875 Property and equipment (net of accumulated depreciation of $44,024 and $40,530, respectively) 40,411 36,50 4 Intangible assets, net 72,751 74,165 Goodwill 147,019 147,019 Other assets 1,320 891 TOTAL ASSETS $ 349,272 $ 344,454 LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 33,096 $ 27,482 Short-term portion of capital leases and senior debt 10,207 8,989 Total current liabilities 43,303 36,471 Long-term portion of capital leases and senior debt 90,837 96,435 Long-term pharma contract liability 522 283 Deferred income tax liability, net 6,594 6,688 Total long-term liabilities 97,953 103,406 TOTAL LIABILITIES 141,256 139,877 Series A Redeemable Convertible Preferred Stock 35,471 32,615 Stockholders’ Equity 172,545 171,962 TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY $ 349,272 $ 344,454 28

Income Statement, March 31 2018 (unaudited, in thousands) For the Three Months Ended March 31, 2018 2017(Restated) Net Revenue: Clinical testing $ 56,971 $ 52,907 Pharma Services 6,452 4,521 Total Revenue 63,423 57,428 COST OF REVENUE 36,120 34,480 GROSS PROFIT 27,303 22,948 Operating expenses: General and administrative 17,067 17,018 Research and development 956 862 Sales and marketing 6,775 5,648 Impairment charges — — Total operating expenses 24,798 23,528 Income (Loss) From Operations 2,505 (580) Interest expense, net 1,486 1364 Other income (63) — Income (loss) before taxes 1,082 (1,944) Income tax expense (benefit) 438 (779) Net Income (Loss) 644 (1,165) Deemed dividends on preferred stock 1,003 894 Amortization of preferred stock beneficial conversion feature 1,853 1,672 Net Loss Attributable to Common Stockholders $ (2,212) $ (3,731) (Loss) per Common Share: Basic $ (0.03) $ (0.05) Diluted $ (0.03) $ (0.05) Weighted Average Shares Used in Computation of Earnings per Common Share: Basic 80,507 78,650 Diluted 80,507 78,650 29

Statements of Cash Flows, March 31 2018 (unaudited, in thousands) Three Months Ended March 31, CASH FLOWS FROM OPERATING ACTIVITIES 2018 2017 (Restated) Net income (loss) $ 644 $ (1,165) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation 3,633 3,979 Amortization of intangibles 1,413 1,725 Amortization of debt issue costs 113 110 Gain on sale of assets (7) — Non-cash stock based compensation 1,624 1,130 Changes in assets and liabilities, net 6,892 (7,465) NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES 14,312 (1,686) CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (4,666) (3,007) NET CASH USED IN INVESTING ACTIVITIES (4,666) (3,007) CASH FLOWS FROM FINANCING ACTIVITIES Advances from revolving credit facility, net — 5,006 Repayment of capital lease obligations/loans (1,394) (1,263) Repayment on term loan and revolving credit facility, net (6,338) (932) Issuance of common stock 483 505 Payments of equity issue costs — (112) NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES (7,249) 3,204 Effects of foreign exchange rate changes on cash and cash equivalents (45) — NET CHANGE IN CASH AND CASH EQUIVALENTS 2,352 (1,489) CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD 12,821 12,525 CASH AND CASH EQUIVALENTS, END OF PERIOD $ 15,173 $ 11,036 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: Interest paid $ 1,396 $ 1,257 Income taxes paid 7 5 SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING INFORMATION: Equipment acquired under capital lease/loan obligations $ 3,355 $ 1,898 30

Quarterly Impact of ASU 606 Adoption

(unaudited, in thousands)

	As Previously Reported				
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017
Net Revenue					
Clinical Testing	$ 56,690	$ 59,791	$ 56,186	$ 59,079	$ 231,748
Pharma Services	4,986	6,299	6,866	8,713	26,863
Total Revenue	61,676	66,090	63,052	67,792	258,611
Gross Profit	27,196	31,178	28,810	33,132	120,316
Total operating expenses	27,311	29,864	32,172	28,645	117,992
Income (Loss) from Operations	(115)	1,314	(3,362)	4,487	2,324
Interest expense	1,364	1,411	1,398	1,368	5,540
Other expense	—	—	—	265	265
Income tax (benefit) expense	(825)	(54)	340	(2,096)	(2,635)
Net Income (Loss)	$ (654)	$ (43)	$ (5,100)	$ 4,950	$ (846)

	Adjustments due to adoption of accounting standard				
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017
Net Revenue					
Clinical Testing	$ (3,783)	$ (4,244)	$ (4,999)	$ (5,623)	$ (18,649)
Pharma Services	(465)	418	437	(1,506)	(1,116)
Total Revenue	(4,248)	(3,826)	(4,562)	(7,129)	(19,765)
Gross Profit (Loss)	(4,248)	(3,826)	(4,562)	(7,129)	(19,765)
Total operating expenses	(3,783)	(4,353)	(5,214)	(5,841)	(19,191)
Income (Loss) from Operations	(465)	527	652	(1,288)	(574)
Interest expense	—	—	—	—	—
Other expense	—	—	—	—	—
Income tax (benefit) expense	46	1	47	287	381
Net Income (Loss)	$ (511)	$ 526	$ 605	$ (1,575)	$ (955)

	As Restated				
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017
Net Revenue					
Clinical Testing	$ 52,907	$ 55,547	$ 51,187	$ 53,456	$ 213,097
Pharma Services	4,521	6,717	7,303	7,207	25,748
Total Revenue	57,428	62,264	58,490	60,663	238,845
Gross Profit	22,948	27,352	24,248	26,003	100,551
Total operating expenses	23,528	25,511	26,958	22,804	98,801
Income (Loss) from Operations	(580)	1,841	(2,710)	3,199	1,750
Interest expense	1,364	1,411	1,398	1,368	5,540
Other expense	—	—	—	265	265
Income tax (benefit) expense	(779)	(53)	387	(1,809)	(2,254)
Net Income (Loss)	$ (1,165)	$ 483	$ (4,495)	$ 3,375	$ (1,801)

31

Reconciliation of GAAP to Adjusted Non‐GAAP Non‐GAAP Adjusted EBITDA "Adjusted EBITDA" is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax  expense, (iii) depreciation and amortization expense, non‐cash stock‐based compensation expense, and if applicable in a  reporting period, acquisition‐related transaction expenses (vi) non‐cash impairments of intangible assets (vii) debt financing  costs (viii) and other significant non‐recurring or non‐operating (income) or expenses. Non‐GAAP Adjusted Net Income "Adjusted Net Income" is defined by NeoGenomics as net income available to common shareholders from continuing  operations plus: (i) non‐cash amortization of customer lists and other intangible assets, (ii) non‐cash stock‐based compensation expense, (iii) non‐ cash deemed dividends on preferred stock, (iv) non‐cash amortization of preferred stock beneficial  conversion feature, and if applicable in a reporting period (v) acquisition related transaction expenses (vi) non‐cash impairments  of intangible assets (vii) debt financing costs (viii) and other significant non‐recurring or non‐operating (income) or expenses. Non‐GAAP Adjusted Diluted EPS "Adjusted Diluted EPS" is defined by NeoGenomics as Adjusted Net Income divided by Adjusted Diluted Shares outstanding.  Adjusted Diluted Shares outstanding is the sum of Diluted shares outstanding and the weighted average number of common  shares that would be outstanding if the preferred stock were converted into common stock on the original issue date based on  the number of days such common shares would have been outstanding in the reporting period. In addition, if GAAP Net Income  is negative and Adjusted Net Income is positive, Adjusted Diluted Shares will also include any options or warrants that would be outstanding as dilutive instruments using the treasury stock method. 32

Reconciliation of GAAP Net Income to Non‐ GAAP EBITDA and Adjusted EBITDA (unaudited, in thousands) For the Three-Months Ended March 31, 2017 2018 (Restated) Net Income (Loss) (GAAP) $ 644 $ (1,165) Adjustments to Net Income (Loss): Interest expense, net 1,486 1,364 Income tax expense (benefit) 438 (779) Amortization of intangibles 1,413 1,725 Depreciation 3,633 3,979 EBITDA 7,614 5,124 Further Adjustments to EBITDA: Facility moving expenses — 351 Non-cash, stock-based compensation 1,624 1,130 Adjusted EBITDA (non-GAAP) $ 9,238 $ 6,605 33

Reconciliation of GAAP Net Income and EPS to  Non‐GAAP Adjusted Net Income and EPS (unaudited, in thousands except per share amounts) For the Three Months Ended March 31, 2018 2017 (Restated) Net (Loss) attributable to common stockholders (GAAP) $ (2,212) $ (3,731) Adjustments to Net Loss: Amortization of intangibles 1,413 1,725 Deemed dividends on preferred stock 1,003 894 Amortization of preferred stock beneficial conversion feature 1,853 1,672 Non-cash stock-based compensation expenses 1,624 1,130 Facility moving expenses — 351 Adjusted Net Income (non-GAAP) $ 3,681 $ 2,041 Net loss per common share (GAAP) Diluted EPS $ (0.03) $ (0.05) Adjustments to diluted loss per share: Amortization of intangibles 0.02 0.02 Deemed dividends on preferred stock 0.01 0.01 Amortization of preferred stock beneficial conversion feature 0.02 0.02 Non-cash stock based compensation expenses 0.02 0.01 Facility moving expenses — — Rounding and impact of including preferred shares and stock options in Adj. Diluted Shares in net loss periods (3) — 0.01 Adjusted Diluted EPS (non-GAAP) $ 0.04 $ 0.02 Weighted average shares used in computation of adjusted diluted earnings per share: Diluted Common Shares (GAAP) 80,507 78,650 Options and restricted stock not included in GAAP Diluted Shares (using treasury stock method) 1,919 1,693 Weighted Avg. Preferred Shares (as converted) 6,864 6,600 Adjusted Diluted Shares outstanding (non-GAAP) 89,290 86,943 (3) This adjustment is for rounding and in those periods in which there is a net loss attributable to common shareholders, will also  compensate for the effects of including the Series A Preferred Shares on an as‐converted basis and the treasury stock impact of  outstanding stock options in the Adjusted Diluted Shares outstanding, both of which are not included in GAAP Diluted Shares  34 outstanding.

2018 Guidance (unaudited, in thousands except per share amounts) The following table reconciles our 2018 outlook for Net Income, EBITDA and EPS to the corresponding non-GAAP measures of Adjusted Net Income, Adjusted EBITDA and Adjusted Diluted EPS: For the Year Ended December 31 , 2018 Low Range High Range Net (Loss) attributable to common stockholders (GAAP) $ (10,900) $ (6,900) Amortization of intangibles 5,700 5,700 Non-cash, stock-based compensation 7,000 7,000 Preferred stock dividends and amortization of BCF 12,100 12,100 Adjusted Net Income (non-GAAP) $ 13,900 $ 17,900 Interest and taxes 7,600 7,600 Depreciation 17,500 17,500 Adjusted EBITDA (Non-GAAP) $ 39,000 $ 43,000 Net loss per common share (GAAP) Diluted EPS $ (0.13) $ (0.08) Adjustments to diluted loss per share: Amortization of intangibles 0.07 0.07 Non-cash, stock based compensation expenses (4) 0.09 0.09 Preferred stock dividends and amortization of BCF 0.15 0.15 Impact of including preferred shares and stock options in Adj. Diluted Shares (3) (0.02) (0.02) Adjusted Diluted EPS (non-GAAP) $ 0.15 $ 0.20 Assumed shares outstanding in 2018 Diluted shares outstanding 81,500 81,500 Options not included in diluted shares 2,700 2,700 Series A Preferred Stock outstanding 7,000 7,000 Adjusted diluted shares outstanding (Non-GAAP) 91,200 91,200 "Adjusted EBITDA" is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii)  depreciation and amortization expense, non‐cash stock‐based compensation expense, and if applicable in a reporting period, acquisition‐related  transaction expenses (vi) non‐cash impairments of intangible assets (vii) debt financing costs (viii) and other significant non‐recurring or non‐ operating (income) or expenses. 35